SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENT.
SUBSEQUENT EVENT

33.SUBSEQUENT EVENT

On January 7, 2016, the Company signed an asset purchase and sale agreement to acquire 100% interest in the Tupper Main and Tupper West gas plants and associated pipelines for approximately $538 million. The purchase price will initially be funded from available sources of liquidity. The acquired assets are located near Dawson Creek, British Columbia with an aggregate processing capacity of 320 million cubic feet per day of raw gas from the Dawson Creek area Montney field. The purchase is expected to close in the second quarter of 2016.